Exhibit 10.25

[US Bank letterhead]

US Bank
Syndicated Loans

Date: 14-Nov-2014
TO: INTEGRYS ENERGY GROUP INC
ATTN: TYLER LENZ
Fax: 920-430-6362
Re: INTEGRYS ENERGY GROUP JUN 2012 $635MM, $635MM REVOLVER

Description: Unscheduled Commitment Decrease

BORROWER: INTEGRYS ENERGY GROUP INC
DEAL NAME: INTEGRYS ENERGY GROUP JUNE 2012 $635MM

COMMITMENT DECREASE
Effective 14-Nov-2014, the commitment for INTEGRYS ENERGY GROUP INC will be reduced from USD 635,000,000.00 to USD 435,000,000.00.

Deal ISIN: US45823QAL68
Deal CUSIP: 45823QAL6
Facility ISIN: US45823QAM42
Facility CUSIP: 45823QAM4

If you have any questions, please call the undersigned.

Thanks and regards,

DIANE DAVIS
Telephone #: 612-303-3865
Fax #: 612-303-3851

Exhibit 10.25

[US Bank letterhead]

US Bank
Syndicated Loans

Date: 30-Dec-2014
TO: INTEGRYS ENERGY GROUP INC
ATTN: TYLER LENZ
Fax: 920-430-6362
Re: INTEGRYS ENERGY GROUP JUN 2012 $435MM, $435MM REVOLVER

Description: Unscheduled Commitment Decrease

BORROWER: INTEGRYS ENERGY GROUP INC
DEAL NAME: INTEGRYS ENERGY GROUP JUNE 2012 $435MM

COMMITMENT DECREASE
Effective 30-Dec-2014, the commitment for INTEGRYS ENERGY GROUP INC will be reduced from USD 435,000,000.00 to USD 285,000,000.00.

Deal ISIN: US45823QAL68
Deal CUSIP: 45823QAL6
Facility ISIN: US45823QAM42
Facility CUSIP: 45823QAM4

If you have any questions, please call the undersigned.

Thanks and regards,

DIANE DAVIS
Telephone #: 612-303-3865
Fax #: 612-303-3851